UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 21, 2002



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________

           DELAWARE                     0-18121                36-3664868
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
          Incorporation)                                    Identification No. )

 55TH STREET & HOLMES AVENUE                                       60514
  CLARENDON HILLS, ILLINOIS                                      (Zip Code)
(Address of principal executive
           offices)


        Registrant's telephone number, including area code (630) 325-7300





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

ITEM 5.  OTHER EVENTS.
         -------------

         Attached as Exhibit 99.1 is a copy of the Press Release issued by MAF Bancorp, Inc. on October 21, 2002 announcing the corporation's financial results for the third quarter of 2002, which is incorporated herein by reference.

ITEM 7(C).  EXHIBITS.
            ---------

Exhibit 99.1 Press Release dated October 21, 2002.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MAF BANCORP, INC.


                                    By:  /s/ Jerry A. Weberling
                                       -----------------------------------------
                                       Jerry A. Weberling
                                       Executive Vice President and
                                         Chief Financial Officer

Date:  October 21, 2002

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

Exhibit 99.1 Press Release dated October 21, 2002.